MASTER SERVICER'S CERTIFICATE
         (Delivered pursuant to Section 4.9
    of the Master Sale and Servicing Agreement)



           HOUSEHOLD FINANCE CORPORATION,
                    Master Servicer
       HOUSEHOLD AUTO RECEIVABLES CORPORATION

       HOUSEHOLD AUTOMOBILE REVOLVING TRUST I

    Class A, B-1, B-2 and C Notes, Series 1998-1


     The undersigned, a duly authorized
representative of Household Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of November 1, 1998, by and among the Servicer, Household Automobile Revolving Trust I, as
Issuer (the "Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"),
The Chase Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington
Trust Company, as Owner Trustee, does
hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1998-1 Supplement, dated as of
       November 1, 1998, by and among the Servicer, Issuer, Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution        May 17,
1999
Date occurring on

5.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect to
$31,492,273.30
the Collection Period was equal to
        (i) The Gross Cash Yield
18.8600%

(b)  The amount of Available Funds with respect to
31,505,930.89
the Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection
7,709,483.54
Period was equal to

(d)  Net Liquidation Proceeds for the Collection
3,415,226.72
Period was equal to
        (i) The annualized net default rate
6.9624%

(e)  The principal balance of Series 1998-1
Receivables at the beginning
        of the Collection Period was equal to
740,139,097.41

(f)  The principal balance of Series 1998-1
Receivables on the last day
        of the Collection Period was equal to
716,240,067.02

(g)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were one
        payment (1-29 days) delinquent as of the
close of business on the last day of the
        Collection Period with respect to such
20,353,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were two
        payments (30-59 days) delinquent as of the
close of business on the last day of the
        Collection Period with respect to such
7,643,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were three or
        more payments (60+ days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such
5,676,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the Distribution
7,267,463.02
Date was equal to

(k)  The Principal Distributable Amount for the
21,660,073.15
Distribution Date was equal to

(l)  The Principal Amount Available for the
28,128,750.02
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance is equal
660,904,332.97
to

(n)  The Aggregate Optimal Note Balance is equal to
639,244,259.82

(o)  The Targeted Overcollateralization Amount is
76,995,807.20
equal to

(p)  The Targeted Credit Enhancement Amount is equal
98,483,009.22
to

(q)  The Targeted Reserve Account Balance is equal
21,487,202.01
to

(r)  The Reserve Account Deposit Amount for the
0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for
4,229,719.63
the Distribution Date

(t)  The Reserve Account Shortfall for the
0.00
Distribution Date

(u)  The amount on deposit in the Reserve Account
21,487,202.01
after distributions is equal to

(v)  The notional amount of the Interest Rate Cap
223,832,000.00
was equal to

(w)  Payments received under the Interest Rate Cap
0.00
were equal to

(x)  Libor Rate used in determining payments
received under the Interest Rate Cap was
        equal to
4.928750%

6.  Noteholder Information
(a) Class A-1
      (i)  The Class A Interest Distributable Amount
162,374.02
with respect to Class A-1 was equal to

      (ii)  The Class A-1 interest paid on the
162,374.02
Distribution Date was equal to

      (iii)  The Class A Interest Carryover
0.00
Shortfall with respect to Class A-1 was equal to

      (iv)  The Class A-1 unpaid interest with
0.00
respect to the Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount
at the beginning of the Distribution Date
                was equal to
39,168,218.21

      (vi)  The Class A-1 aggregate principal amount
at the end of the Distribution Date
                  was equal to
20,396,158.98

      (vii)  The Class A Principal Distributable
18,772,059.23
Amount with respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution
18,772,059.23
was equal to

      (ix)  The ending Class A-1 Notes as a
percentage of the Pool Balance on the Distribution
                 Date was equal to
2.847671%

      (x)  The ending Class A Notes as a percentage
of the Pool Balance on the Distribution
               Date was equal to
53.722247%

(b) Class A-2
      (i)  The Class A Interest Distributable Amount
231,588.00
with respect to Class A-2 was equal to

      (ii)  The Class A-2 interest paid on the
231,588.00
Distribution Date was equal to

      (iii)  The Class A Interest Carryover
0.00
Shortfall with respect to Class A-2 was equal to

      (iv)  The Class A-2 unpaid interest with
0.00
respect to the Distribution Date was equal to

      (v)  The Class A-2 aggregate principal amount
at the beginning of the Distribution Date
               was equal to
54,000,000.00

      (vi)  The Class A-2 aggregate principal amount
at the end of the Distribution Date
                  was equal to
54,000,000.00

      (vii)  The Class A Principal Distributable
0.00
Amount with respect to Class A-2 was equal to

      (viii)  The Class A-2 principal distribution
0.00
was equal to

     (ix)  The Class A Principal Carryover Shortfall
0.00
with respect to Class A-2 was equal to

     (x)  The Class A-2 unpaid principal with
0.00
respect to the Distribution Date was equal to

      (xi)  The ending Class A-2 Notes as a
percentage of the Pool Balance on the Distribution
                Date was equal to
7.539372%

      (xii)  The ending Class A Notes as a
percentage of the Pool Balance on the Distribution
                  Date was equal to
53.722247%

(c) Class A-3
      (i)  The Class A Interest Distributable Amount
598,236.53
with respect to Class A-3 was equal to

      (ii)  The Class A-3 interest paid on the
598,236.53
Distribution Date was equal to

      (iii)  The Class A Interest Carryover
0.00
Shortfall with respect to Class A-3 was equal to

      (iv)  The Class A-3 unpaid interest with
0.00
respect to the Distribution Date was equal to

      (v)  The Class A-3 aggregate principal amount
at the beginning of the Distribution Date
               was equal to
143,000,000.00

      (vi)  The Class A-3 aggregate principal amount
at the end of the Distribution Date
                 was equal to
143,000,000.00

      (vii)  The Class A Principal Distributable
0.00
Amount with respect to Class A-3 was equal to

      (viii)  The Class A-3 principal distribution
0.00
was equal to

     (ix)  The Class A Principal Carryover Shortfall
0.00
with respect to Class A-3 was equal to

     (x)  The Class A-3 unpaid principal with
0.00
respect to the Distribution Date was equal to

      (xi)  The ending Class A-3 Notes as a
percentage of the Pool Balance on the Distribution
                Date was equal to
19.965373%

      (xii)  The ending Class A Notes as a
percentage of the Pool Balance on the Distribution
                 Date was equal to
53.722247%

(d) Class A-4
      (i)  The Class A Interest Distributable Amount
341,301.89
with respect to Class A-4 was equal to

      (ii)  The Class A-4 interest paid on the
341,301.89
Distribution Date was equal to

      (iii)  The Class A Interest Carryover
0.00
Shortfall with respect to Class A-4 was equal to

      (iv)  The Class A-4 unpaid interest with
0.00
respect to the Distribution Date was equal to

      (v)  The Class A-4 aggregate principal amount
at the beginning of the Distribution Date
                 was equal to
80,832,000.00

      (vi)  The Class A-4 aggregate principal amount
at the end of the Distribution Date
                 was equal to
80,832,000.00

      (vii)  The Class A Principal Distributable
0.00
Amount with respect to Class A-4 was equal to

      (viii)  The Class A-4 principal distribution
0.00
was equal to

     (ix)  The Class A Principal Carryover Shortfall
0.00
with respect to Class A-4 was equal to

     (x)  The Class A-4 unpaid principal with
0.00
respect to the Distribution Date was equal to

      (xi)  The ending Class A-4 Notes as a
percentage of the Pool Balance on the Distribution
                 Date was equal to
11.285602%

      (xii)  The ending Class A Notes as a
percentage of the Pool Balance on the Distribution
                 Date was equal to
53.722247%

(e) Class A-5
      (i)  The Class A Interest Distributable Amount
421,113.87
with respect to Class A-5 was equal to

      (ii)  The Class A-5 interest paid on the
421,113.87
Distribution Date was equal to

      (iii)  The Class A Interest Carryover
0.00
Shortfall with respect to Class A-5 was equal to

      (iv)  The Class A-5 unpaid interest with
0.00
respect to the Distribution Date was equal to

      (v)  The Class A-5 aggregate principal amount
at the beginning of the Distribution Date
                was equal to
89,440,114.76

      (vi)  The Class A-5 aggregate principal amount
at the end of the Distribution Date
                 was equal to
86,552,100.83

      (vii)  The Class A-5 Principal Distributable
2,888,013.93
Amount was equal to

      (viii)  The Class A-5 principal distribution
2,888,013.93
was equal to

     (ix)  The Class A-5 Principal Carryover
0.00
Shortfall was equal

     (x)  The Class A-5 unpaid principal with
0.00
respect to the Distribution Date was equal to

      (xi)  The ending Class A-5 Notes as a
percentage of the Pool Balance on the Distribution
                Date was equal to
12.084231%

      (xii)  The ending Class A Notes as a
percentage of the Pool Balance on the Distribution
                 Date was equal to
53.722247%

(f) Class B-1
      (i)  The Class B-1 Interest Distributable
521,340.75
Amount was equal to

      (ii)  The Class B-1 interest paid on the
521,340.75
Distribution Date was equal to

      (iii)  The Class B-1 Interest Carryover
0.00
Shortfall was equal to

      (iv)  The Class B-1 unpaid interest with
0.00
respect to the Distribution Date was equal to

      (v)  The Class B-1 aggregate principal amount
at the beginning of the Distribution Date
                was equal to
99,303,000.00

      (vi)  The Class B-1 aggregate principal amount
at the end of the Distribution Date
                  was equal to
99,303,000.00

      (vii)  The Class B-1 Principal Distributable
0.00
Amount was equal to

      (viii)  The Class B-1 principal distribution
0.00
was equal to

     (ix)  The Class B-1 Principal Carryover
0.00
Shortfall was equal

     (x)  The Class B-1 unpaid principal with
0.00
respect to the Distribution Date was equal to

      (xi)  The ending Class B-1 Notes as a
percentage of the Pool Balance on the Distribution
                     Date was equal to
13.864485%

      (xii)  The ending Class A and B-1 Notes as a
percentage of the Pool Balance on the
                  Distribution Date was equal to
67.586733%

(g) Class B-2
      (i)  The Class B-2 Interest Distributable
503,136.00
Amount was equal to

      (ii)  The Class B-2 interest paid on the
503,136.00
Distribution Date was equal to

      (iii)  The Class B-2 Interest Carryover
0.00
Shortfall was equal to

      (iv)  The Class B-2 unpaid interest with
0.00
respect to the Distribution Date was equal to

      (v)  The Class B-2 aggregate principal amount
at the beginning of the Distribution Date
                was equal to
94,338,000.00

      (vi)  The Class B-2 aggregate principal amount
at the end of the Distribution Date
                was equal to
94,338,000.00

      (vii)  The Class B-2 Principal Distributable
0.00
Amount was equal to

      (viii)  The Class B-2 principal distribution
0.00
was equal to

     (ix)  The Class B-2 Principal Carryover
0.00
Shortfall was equal

     (x)  The Class B-2 unpaid principal with
0.00
respect to the Distribution Date was equal to

      (xi)  The ending Class B-2 Notes as a
percentage of the Pool Balance on the Distribution
                Date was equal to
13.171282%

      (xii)  The ending Class A, B-1 and B-2 Notes
as a percentage of the Pool Balance on the
                 Distribution Date was equal to
80.758015%

(g) Class C
      (i)  The Class C Interest Distributable Amount
329,457.92
was equal to

      (ii)  The Class C interest paid on the
329,457.92
Distribution Date was equal to

      (iii)  The Class C Interest Carryover
0.00
Shortfall was equal to

      (iv)  The Class C unpaid interest with respect
0.00
to the Distribution Date was equal to

      (v)  The Class C aggregate principal amount at
the beginning of the Distribution Date
                 was equal to
60,823,000.00

      (vi)  The Class C aggregate principal amount
at the end of the Distribution Date
                 was equal to
60,823,000.00

      (vii)  The Class C Principal Distributable
0.00
Amount was equal to

      (viii)  The Class C principal distribution was
0.00
equal to

     (ix)  The Class C Principal Carryover Shortfall
0.00
was equal

     (x)  The Class C unpaid principal with respect
0.00
to the Distribution Date was equal to

      (xi)  The ending Class C Notes as a percentage
of the Pool Balance on the Distribution
                    Date was equal to
8.491985%

      (xii)  The ending Class A, B-1, B-2 and C
Notes as a percentage of the Pool Balance on the
                  Distribution Date was equal to
89.250000%

(h) Overcollateralization
     (i)  The ending overcollateralization was equal
76,995,807.20
to

     (ii)  The ending overcollateralization as a
percentage of the Pool Balance on the
              Distribution Date was equal to
10.750000%

7. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
      Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each None such default; if applicable, insert "None".

8. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1998-1 Receivables other than pursuant to the Basic Documents
     (or if there is a lien, such lien consists of:
______________________).

9. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
      Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this May 14, 1999



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:         Servicing Officer





HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
04/30/99
Distribution Date
05/17/99


CLASS A-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
135.8573097
   2.   Principal distribution per $1,000
134.6922525
   3.   Interest distribution per $1,000
1.165057219

B.  Calculation of Class A-1 Interest
   1.   Class A-1 related Note Rate
5.330000%
   2.   Class A-1 principal balance - beginning of
$39,168,218.21
period
   3.   Accrual convention                           Actual/360
   4.   Days in Interest Period
28

   5.   Class A-1 interest due
$162,374.02
   6.   Class A-1 interest paid
$162,374.02
   7.   Class A Interest Carryover Shortfall with
$0.00
respect to Class A-1
   8.   Class A-1 unpaid interest with respect to
$0.00
the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of
$39,168,218.21
period
   2.  Class A-1 principal - amount due
$18,772,059.23
   3.  Class A-1 principal - amount paid
$18,772,059.23
   4.  Class A-1 principal balance - end of period
$20,396,158.98
   5.  Class A Principal Carryover Shortfall with
$0.00
respect to Class A-1
   6.  Class A-1 unpaid principal with respect to
$0.00
the Distribution Date
   7.  Class A-1 Notes as a percentage of the Pool
2.847671%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the
53.722247%
Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds for Distribution Date
$31,505,930.89

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$20,353,000.00
          % Of  Receivables
0.02841645
     (b)  30-59 Days Delinquent
$7,643,000.00
          % Of  Receivables
0.010671003
     (c)  60+ Days Delinquent
$5,676,000.00
          % Of  Receivables
0.007924717

   3.  Aggregate losses for Collection Period less
$4,294,256.82
Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the
$7,267,463.02
Distribution Date
         (b)  Base Servicing Fee paid for the
981.905029%
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$716,240,067.02

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$21,487,202.01
        (b)  Amount on deposit in the Reserve
$21,487,202.01
Account

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest
$223,832,000.00
Rate Cap
           (b)  Current Libor
4.928750%
           (c)  Cap Rate
0.0625
           (d)  Excess                               NA
           (e)  Day convention                       Actual/360
           (f)   Days in Interest Period
28
          (g)  Payments received under the Interest
 0
Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)
0.197188878
         (b)  Weighted Average Remaining Maturity
49.59961176
(WAM)



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
04/30/99
Distribution Date
05/17/99


CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
4.288666667
   2.   Principal distribution per $1,000
 0
   3.   Interest distribution per $1,000
4.288666667

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate
5.514000%
   2.   Class A-2 principal balance - beginning of
$54,000,000.00
period
   3.   Accrual convention                           Actual/360
   4.   Days in Interest Period
28

   5.   Class A-2 interest due
$231,588.00
   6.   Class A-2 interest paid
$231,588.00
   7.   Class A Interest Carryover Shortfall with
$0.00
respect to Class A-2
   8.   Class A-2 unpaid interest with respect to
$0.00
the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of
$54,000,000.00
period
   2.  Class A-2 principal - amount due
$0.00
   3.  Class A-2 principal - amount paid
$0.00
   4.  Class A-2 principal balance - end of period
$54,000,000.00
   5.  Class A Principal Carryover Shortfall with
$0.00
respect to Class A-2
   6.  Class A-2 unpaid principal with respect to
$0.00
the Distribution Date
   7.  Class A-2 Notes as a percentage of the Pool
7.539372%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the
53.722247%
Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
$31,505,930.89

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$20,353,000.00
          % Of  Receivables
0.02841645
     (b)  30-59 Days Delinquent
$7,643,000.00
          % Of  Receivables
0.010671003
     (c)  60+ Days Delinquent
$5,676,000.00
          % Of  Receivables
0.007924717

   3.  Aggregate losses for Collection Period less
$4,294,256.82
Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the
$7,267,463.02
Distribution Date
         (b)  Base Servicing Fee paid for the
981.905029%
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$716,240,067.02

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$21,487,202.01
        (b)  Amount on deposit in the Reserve
$21,487,202.01
Account

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest
$223,832,000.00
Rate Cap
           (b)  Current Libor
4.928750%
           (c)  Cap Rate
0.0625
           (d)  Excess                               NA
           (e)  Day convention                       Actual/360
           (f)   Days in Interest Period
28

          (g)  Payments received under the Interest
 0
Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)
0.197188878
         (b)  Weighted Average Remaining Maturity
49.59961176
(WAM)




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
04/30/99
Distribution Date
05/17/99


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
4.183472222
   2.   Principal distribution per $1,000
 0
   3.   Interest distribution per $1,000
4.183472222

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor
4.928750%
          (b)  Spread
0.450000%
          (c)  Class A-3 related Note Rate
5.378750%

   2.    Class A-3 principal balance - beginning of
$143,000,000.00
period
   3.    Accrual convention                          Actual/360
   4.    Days in Interest Period
28

   5.   Class A-3 interest due
$598,236.53
   6.   Class A-3 interest paid
$598,236.53
   7.   Class A Interest Carryover Shortfall with
$0.00
respect to Class A-3
   8.   Class A-3 unpaid interest with respect to
$0.00
the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of
$143,000,000.00
period
   2.  Class A-3 principal - amount due
$0.00
   3.  Class A-3 principal - amount paid
$0.00
   4.  Class A-3 principal balance - end of period
$143,000,000.00
   5.  Class A Principal Carryover Shortfall with
$0.00
respect to Class A-3
   6.  Class A-3 unpaid principal with respect to
$0.00
the Distribution Date
   7.  Class A-3 Notes as a percentage of the Pool
19.965373%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the
53.722247%
Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$31,505,930.89

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$20,353,000.00
          % Of  Receivables
0.02841645
     (b)  30-59 Days Delinquent
$7,643,000.00
          % Of  Receivables
0.010671003
     (c)  60+ Days Delinquent
$5,676,000.00
          % Of  Receivables
0.007924717

   3.  Aggregate losses for Collection Period less
$4,294,256.82
Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the
$7,267,463.02
Distribution Date
         (b)  Base Servicing Fee paid for the
981.905029%
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$716,240,067.02

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$21,487,202.01
        (b)  Amount on deposit in the Reserve
$21,487,202.01
Account

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest
$223,832,000.00
Rate Cap
           (b)  Current Libor
4.928750%
           (c)  Cap Rate
0.0625
           (d)  Excess                               NA
           (e)  Day convention                       Actual/360
           (f)   Days in Interest Period
28
          (g)  Payments received under the Interest
$0.00
Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)
0.197188878
         (b)  Weighted Average Remaining Maturity
49.59961176
(WAM)




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
04/30/99
Distribution Date
05/17/99


CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
4.222361111
   2.   Principal distribution per $1,000
 0
   3.   Interest distribution per $1,000
4.222361111

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor
4.928750%
          (b)  Spread
0.500000%
          (c)  Class A-4 related Note Rate
5.428750%

   2.    Class A-4 principal balance - beginning of
$80,832,000.00
period
   3.    Accrual convention                          Actual/360
   4.    Days in Interest Period
28

   5.   Class A-4 interest due
$341,301.89
   6.   Class A-4 interest paid
$341,301.89
   7.   Class A Interest Carryover Shortfall with
$0.00
respect to Class A-4
   8.   Class A-4 unpaid interest with respect to
$0.00
the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of
$80,832,000.00
period
   2.  Class A-4 principal - amount due
$0.00
   3.  Class A-4 principal - amount paid
$0.00
   4.  Class A-4 principal balance - end of period
$80,832,000.00
   5.  Class A Principal Carryover Shortfall with
$0.00
respect to Class A-4
   6.  Class A-4 unpaid principal with respect to
$0.00
the Distribution Date
   7.  Class A-4 Notes as a percentage of the Pool
11.285602%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the
53.722247%
Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$31,505,930.89

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$20,353,000.00
          % Of  Receivables
0.02841645
     (b)  30-59 Days Delinquent
$7,643,000.00
          % Of  Receivables
0.010671003
     (c)  60+ Days Delinquent
$5,676,000.00
          % Of  Receivables
0.007924717

   3.  Aggregate losses for Collection Period less
$4,294,256.82
Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the
$7,267,463.02
Distribution Date
         (b)  Base Servicing Fee paid for the
981.905029%
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$716,240,067.02

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$21,487,202.01
        (b)  Amount on deposit in the Reserve
$21,487,202.01
Account

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest
$223,832,000.00
Rate Cap
           (b)  Current Libor
4.928750%
           (c)  Cap Rate
0.0625
           (d)  Excess                               NA
           (e)  Day convention                       Actual/360
           (f)   Days in Interest Period
28
          (g)  Payments received under the Interest
 0
Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.718888%
         (b)  Weighted Average Remaining Maturity
4959.961176%
(WAM)




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
04/30/99
Distribution Date
05/17/99


CLASS A-5 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
33.091278
   2.   Principal distribution per $1,000
28.88013926
   3.   Interest distribution per $1,000
4.211138736

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate
5.650000%
   2.   Class A-5 principal balance - beginning of
$89,440,114.76
period
   3.   Accrual convention                           30/360
   4.   Days in Interest Period

   4.   Class A-5 interest due
$421,113.87
   5.   Class A-5 interest paid
$421,113.87
   7.   Class A Interest Carryover Shortfall with
$0.00
respect to Class A-5
   8.   Class A-5 unpaid interest with respect to
$0.00
the Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of
$89,440,114.76
period
   2.  Class A-5 principal - amount due
$2,888,013.93
   3.  Class A-5 principal - amount paid
$2,888,013.93
   4.  Class A-5 principal balance - end of period
$86,552,100.83
   5.  Class A-5 Principal Carryover Shortfall
$0.00
   6.  Class A-5 unpaid principal with respect to
$0.00
the Distribution Date
   7.  Class A-5 Notes as a percentage of the Pool
12.084231%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the
53.722247%
Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$31,505,930.89

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$20,353,000.00
          % Of  Receivables
0.02841645
     (b)  30-59 Days Delinquent
$7,643,000.00
          % Of  Receivables
0.010671003
     (c)  60+ Days Delinquent
$5,676,000.00
          % Of  Receivables
0.007924717

   3.  Aggregate losses for Collection Period less
$4,294,256.82
Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the
$7,267,463.02
Distribution Date
         (b)  Base Servicing Fee paid for the
981.905029%
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$716,240,067.02

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$21,487,202.01
        (b)  Amount on deposit in the Reserve
$21,487,202.01
Account

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest
$223,832,000.00
Rate Cap
           (b)  Current Libor
4.928750%
           (c)  Cap Rate
0.0625
           (d)  Excess                               NA
           (e)  Day convention                       Actual/360
           (f)   Days in Interest Period
28
          (g)  Payments received under the Interest
 0
Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.718888%
         (b)  Weighted Average Remaining Maturity
4959.961176%
(WAM)


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
04/30/99
Distribution Date
05/17/99


CLASS B-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
5.25
   2.   Principal distribution per $1,000
 0
   3.   Interest distribution per $1,000
5.25

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate
0.063
   2.   Class B-1 principal balance - beginning of
$99,303,000.00
period
   3.   Accrual convention                           30/360
   4.   Days in Interest Period

   4.   Class B-1 interest due
$521,340.75
   5.   Class B-1 interest paid
$521,340.75
   6.   Class B-1 Interest Carryover Shortfall
$0.00
   7.   Class B-1 unpaid interest with respect to
$0.00
the Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of
$99,303,000.00
period
   2.  Class B-1 principal - amount due
$0.00
   3.  Class B-1 principal - amount paid
$0.00
   4.  Class B-1 principal balance - end of period
$99,303,000.00
   5.  Class B-1 Principal Carryover Shortfall
$0.00
   6.  Class B-1 unpaid principal with respect to
$0.00
the Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool
13.864485%
Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of the
67.586733%
Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$31,505,930.89

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$20,353,000.00
          % Of  Receivables
0.02841645
     (b)  30-59 Days Delinquent
$7,643,000.00
          % Of  Receivables
0.010671003
     (c)  60+ Days Delinquent
$5,676,000.00
          % Of  Receivables
0.007924717

   3.  Aggregate losses for Collection Period less
$4,294,256.82
Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the
$7,267,463.02
Distribution Date
         (b)  Base Servicing Fee paid for the
981.905029%
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$716,240,067.02

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$21,487,202.01
        (b)  Amount on deposit in the Reserve
$21,487,202.01
Account

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest
$223,832,000.00
Rate Cap
           (b)  Current Libor
4.928750%
           (c)  Cap Rate
0.0625
           (d)  Excess                               NA
           (e)  Day convention                       Actual/360
           (f)   Days in Interest Period
28
          (g)  Payments received under the Interest
 0
Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.718888%
         (b)  Weighted Average Remaining Maturity
4959.961176%
(WAM)


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
04/30/99
Distribution Date
05/17/99


CLASS B-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
5.333333333
   2.   Principal distribution per $1,000
 0
   3.   Interest distribution per $1,000
5.333333333

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate
0.064
   2.   Class B-2 principal balance - beginning of
$94,338,000.00
period
   3.   Accrual convention                           30/360
   4.   Days in Interest Period

   4.   Class B-2 interest due
$503,136.00
   5.   Class B-2 interest paid
$503,136.00
   6.   Class B-2 Interest Carryover Shortfall
$0.00
   7.   Class B-2 unpaid interest with respect to
$0.00
the Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of
$94,338,000.00
period
   2.  Class B-2 principal - amount due
$0.00
   3.  Class B-2 principal - amount paid
$0.00
   4.  Class B-2 principal balance - end of period
$94,338,000.00
   5.  Class B-2 Principal Carryover Shortfall
$0.00
   6.  Class B-2 unpaid principal with respect to
$0.00
the Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool
13.171282%
Balance on the Distribution Date
   8.  Class A, B-1 and B-2 Notes as a percentage of
80.758015%
the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
$31,505,930.89

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$20,353,000.00
          % Of  Receivables
0.02841645
     (b)  30-59 Days Delinquent
$7,643,000.00
          % Of  Receivables
0.010671003
     (c)  60+ Days Delinquent
$5,676,000.00
          % Of  Receivables
0.007924717

   3.  Aggregate losses for Collection Period less
$4,294,256.82
Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the
$7,267,463.02
Distribution Date
         (b)  Base Servicing Fee paid for the
981.905029%
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$716,240,067.02

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$21,487,202.01
        (b)  Amount on deposit in the Reserve
$21,487,202.01
Account

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest
$223,832,000.00
Rate Cap
           (b)  Current Libor
4.928750%
           (c)  Cap Rate
6.250000%
           (d)  Excess                               NA
           (e)  Day convention                       Actual/360
           (f)   Days in Interest Period
28
          (g)  Payments received under the Interest
 0
Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)
0.197188878
         (b)  Weighted Average Remaining Maturity
49.59961176
(WAM)